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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 12, 2000


                              CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



        CALIFORNIA                   0-18225                  77-0059951
(State of other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                  95134-1706
 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000
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ITEM 5. OTHER EVENTS

     On May 12, 2000, Cisco Systems, Inc. (the "Registrant") announced the acquisition of Qeyton Systems based in Stockholm, Sweden, and on May 17, 2000, the Registrant announced it has completed the acquisition of SightPath, Inc. of Waltham, Massachusetts. A copy of the press releases issued by the Registrant on May 12, 2000 and May 17, 2000 concerning the foregoing transactions are filed herewith as Exhibits 20.1 and 20.2, and are incorporated herein by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CISCO SYSTEMS, INC.


Dated: May 25, 2000                By:  /s/ LARRY R. CARTER
                                       ----------------------------------------
                                       Larry R. Carter, Senior Vice President,
                                       Finance and Administration,
                                       Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX

Exhibit
Number                        Description of Document
-------                       -----------------------
 20.1       Press Release of Registrant, dated May 12, 2000, announcing the acquisition by Registrant of Qeyton Systems.

 20.2 Press Release of Registrant, dated May 17, 2000, announcing the completion of the acquisition by Registrant of Sight Path, Inc.